                             CERTIFICATE OF TRUST
                                      OF
                           FIDELITY CAPITAL TRUST I

     THIS Certificate of Trust of Fidelity Capital Trust I (the "Trust"), dated as of December 10, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801, et seq.).
---  -           -- ---

     1.   Name. The name of the business trust formed hereby is Fidelity Capital
          ----
Trust I.

     2.   Delaware Trustee. The name and business address of the trustee of the
          ----------------
Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

     3.   Effective Date. This Certificate of Trust shall be effective upon
          --------------
filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                                  THE BANK OF NEW YORK (DELAWARE),
                                  as Delaware Trustee

                                  By: /s/ Mary Jane Morrissey
                                     ---------------------------------
                                     Name: Mary Jane Morrissey
                                     Title: Authorized Signatory

                                  THE BANK OF NEW YORK, as Property Trustee

                                  By: /s/ Paul J. Schmalzel
                                     ---------------------------------
                                     Name: Paul J. Schmalzel
                                     Title: Assistant Vice President

                                  VINCE A. ELHILOW, as Administrative Trustee

                                  -------------------------------------

                                  RICHARD D. ALDRED, as Administrative Trustee


                                  -------------------------------------

                                  CHRISTOPHER H. COOK, as Administrative Trustee


                                  -------------------------------------

                             CERTIFICATE OF TRUST
                                      OF
                           FIDELITY CAPITAL TRUST I

      THIS Certificate of Trust of Fidelity Capital Trust I (the "Trust"), dated as of December 10, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. (S)3801, et seq.).
              ------          -- ---

      1.  Name. The name of the business trust formed hereby is Fidelity Capital
          ----
Trust I.

      2.  Delaware Trustee. The name and business address of the trustee of the
          ----------------
Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

      3.  Effective Date. This Certificate of Trust shall be effective upon
          --------------
filing.

      IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                                THE BANK OF NEW YORK (DELAWARE),
                                as Delaware Trustee



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                THE BANK OF NEW YORK, as Property Trustee



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                VINCE A. ELHILOW, as Administrative Trustee


                                /s/ Vince A. Elhilow
                                ------------------------------------------------

                                RICHARD D. ALDRED, as Administrative Trustee


                                /s/ Richard S. Aldred
                                ------------------------------------------------

                                CHRISTOPHER H. COOK, as Administrative Trustee


                                /s/ Christopher H. Cook
                                ------------------------------------------------